                             LETTER OF TRANSMITTAL


                                TO TENDER SHARES
                         OF 7.50% CUMULATIVE PREFERRED
               STOCK, SERIES A (THE "SERIES A PREFERRED SHARES")
                               (CUSIP 55262L209)
                                       OF

                                MBNA CORPORATION

              PURSUANT TO THE OFFER BY MBNA CAPITAL C TO EXCHANGE

       ITS 8.25% TRUST ORIGINATED PREFERRED SECURITIES(SM) ("TOPRS(SM)")

             FOR ANY AND ALL OUTSTANDING SERIES A PREFERRED SHARES


                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, MARCH 26, 1997,
                          UNLESS THE OFFER IS EXTENDED


                      THE EXCHANGE AGENT FOR THE OFFER IS:

                              THE BANK OF NEW YORK

           BY HAND OR                           BY MAIL (REGISTERED OR CERTIFIED
      OVERNIGHT COURIER:                               MAIL RECOMMENDED):

     The Bank of New York                             The Bank of New York
 Tender & Exchange Department                     Tender & Exchange Department
      101 Barclay Street                                 P.O. Box 11248
  Receive and Deliver Window                         Church Street Station
   New York, New York 10286                      New York, New York 10286-1248

                                 BY FACSIMILE:
                        (For Eligible Institutions Only)
                                 (212) 815-6213

                         CONFIRM RECEIPT BY TELEPHONE:
                                 (800) 507-9357


MORROW & CO., INC. HAS BEEN RETAINED AS THE INFORMATION AGENT TO ASSIST IN CONNECTION WITH THE OFFER. REQUESTS FOR ASSISTANCE REGARDING COMPLETION OF THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS:
MORROW & CO., INC., 909 3RD AVENUE, NEW YORK, NEW YORK 10022, (800) 566-9061 (TOLL-FREE), BANKS AND BROKERS (800) 662-5200 (TOLL-FREE).

---------------

(SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Subject to the terms and conditions set forth in the Prospectus and herein, MBNA Capital C (the "Trust") will accept for exchange any and all Series A Preferred Shares validly tendered and not withdrawn.


     This Letter of Transmittal is to be completed by holders of Series A Preferred Shares, either if certificates for Series A Preferred Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the accompanying Prospectus of MBNA Corporation ("MBNA") and the Trust (as amended or supplemented (including documents incorporated by reference), the "Prospectus")) is utilized, if tenders of Series A Preferred Shares are to be made by book-entry transfer into the account of The Bank of New York, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offer -- Procedures for Tendering" in the Prospectus. Holders of Series A Preferred Shares who tender Series A Preferred Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."



     Any holder of Series A Preferred Shares who submits this Letter of Transmittal and tenders Series A Preferred Shares in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Prospectus) will thereby have directed the Trust to deliver its 8.25% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") (the "Preferred Securities") in exchange for such holder's Series A Preferred Shares and in consideration of the deposit by MBNA with the Trust as trust assets of its 8.25% Junior Subordinated Deferrable Interest Debentures, Series C, due 2027 (the "Junior Subordinated Debentures") as set forth in the Prospectus. Tenders of Series A Preferred Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Prospectus under the caption "The
Offer -- Withdrawal of Tenders."



---------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SERIES A PREFERRED SHARES BEING TENDERED
---------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            SERIES A PREFERRED SHARES TENDERED
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON
                   CERTIFICATE(S))                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                        TOTAL NUMBER OF
                                                                            SHARES
                                                                          REPRESENTED
                                                         CERTIFICATE          BY        NUMBER OF SHARES
                                                          NUMBER(S)     CERTIFICATE(S)*    TENDERED**
                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                        TOTAL SHARES
---------------------------------------------------------------------------------------------------------



   * Need not be completed by shareholders tendering by book-entry transfer.

  ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Series A Preferred Shares represented by the tendered certificates. See Instruction 4.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES A PREFERRED SHARES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution

   Transaction Code No.

[ ] CHECK HERE IF TENDERED SERIES A PREFERRED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Tendering Shareholder(s)

   Date of Execution of Notice of Guaranteed Delivery

   Name of Institution which Guaranteed Delivery

   If delivery is by book-entry transfer at DTC:

   Name of Tendering Institution

   Account No.

   Transaction Code No.

                               SOLICITED TENDERS

                              (SEE INSTRUCTION 11)
     MBNA will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $0.50 per Series A Preferred Share ($0.25 per Series A Preferred Share with respect to solicitation of beneficial holders of 10,000 shares or more) validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:_________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:____________________________

Identification Number (if known):_____________________________________________

Address:______________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Series A Preferred Shares, it has used no soliciting materials other than those furnished by MBNA and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

     If tendered Series A Preferred Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

     SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR SERIES A PREFERRED SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to MBNA Capital C, a Delaware statutory business trust (the "Trust"), shares of 7.50% Cumulative Preferred Stock, Series A (the "Series A Preferred Shares") of MBNA Corporation ("MBNA"), pursuant to the offer by the Trust to exchange its 8.25% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") (the "Preferred Securities") for any and all Series A Preferred Shares, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Offer").

     Subject to and effective upon acceptance for exchange of the Series A Preferred Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the Series A Preferred Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series A Preferred Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Series A Preferred Shares or transfer ownership of such Series A Preferred Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such Series A Preferred Shares for transfer on the books of MBNA and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Preferred Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Preferred Shares tendered hereby and to acquire Preferred Securities issuable upon the exchange of such tendered Series A Preferred Shares and that, when the undersigned's Series A Preferred Shares are accepted for exchange, the Trust will acquire good and unencumbered title to such tendered Series A Preferred Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series A Preferred Shares or transfer ownership of such Series A Preferred Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Series A Preferred Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Exchange Instructions," please cause Preferred Securities to be issued, and return any Series A Preferred Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Series A Preferred Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for Series A Preferred Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Series A Preferred Shares, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause Preferred Securities to be issued, and return any Series A Preferred Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Series A Preferred Shares to, the person(s) so indicated (and in the case of Series A Preferred Shares tendered by book-entry transfer, by credit to the account at
DTC). The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Series A Preferred Shares from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Series A Preferred Shares so tendered.

                         SPECIAL EXCHANGE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

     To be completed ONLY if certificates for Preferred Securities, or certificates for Series A Preferred Shares not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue  [ ] certificates for Preferred Securities in the name of:

       [ ] certificates for Series A Preferred Shares to:

Name:
                                 (PLEASE PRINT)

Address:

---------------------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification No.:

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

     To be completed ONLY if certificates for Preferred Securities, or certificates for Series A Preferred Shares not tendered or not accepted for exchange, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail  [ ] certificates for Series A Preferred Shares to:

      [ ] certificates for Preferred Securities to:

Name:
                                 (PLEASE PRINT)

Address:

---------------------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification No.:

                HOLDER(S) OF SERIES A PREFERRED SHARES SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

X __

X __
                            SIGNATURE(S) OF OWNER(S)

Dated

Name(s)

                                 (PLEASE PRINT)

Capacity (full title)

Address

                               (INCLUDE ZIP CODE)

Area Code and Telephone No.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series A Preferred Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name

Title

Address

Name of Firm

Area Code and Telephone Number

Dated   __________________ , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

     - Fill in the box entitled "Description of Series A Preferred Shares Being Tendered" and the two subsequent boxes, if applicable.

     - Sign and date the Letter of Transmittal in the box entitled "Holder(s) of Series A Preferred Shares Sign Here."

     - Fill in and sign in the box entitled "Substitute Form W-9."

     In completing the Letter of Transmittal, you may (but are not required to) also do the following:

     - If you want certificates for Preferred Securities, or certificates for Series A Preferred Shares not tendered or not accepted for exchange, to be issued in the name of a third party, complete the box entitled "Special Exchange Instructions."

     - If you want certificates for Preferred Securities, or certificates for Series A Preferred Shares not tendered or not accepted for exchange, to be mailed to a third party, or to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     If you complete the box entitled "Special Exchange Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (i) if tendered Series A Preferred Shares are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any Series A Preferred Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in DTC whose name appears on a security listing as the owner of Series A Preferred Shares) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Series A Preferred Shares are registered in the name(s) of someone other than the undersigned or if the Preferred Securities to be issued in exchange therefor are to be issued (or Series A Preferred Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered Series A Preferred Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SERIES A PREFERRED SHARES.

     This Letter of Transmittal is to be completed by holders of Series A Preferred Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer--Procedures for Tendering" in the Prospectus. Certificates for Series A Preferred Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Series A Preferred Shares into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

     If a holder of Series A Preferred Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Series A Preferred Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Series A Preferred Shares are registered and, if the Series A Preferred Shares are held in certificated form, the certificate numbers of the Series A Preferred Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Series A Preferred Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Series A Preferred Shares into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless the Series A Preferred Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Series A Preferred Shares into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.

     THE METHOD OF DELIVERY OF SERIES A PREFERRED SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR SERIES A PREFERRED SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Series A Preferred Shares will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Series A Preferred Shares for exchange.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Series A Preferred Shares should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY SHAREHOLDERS).

     If fewer than all the Series A Preferred Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Series A Preferred Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Series A Preferred Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Series A Preferred Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Series A Preferred Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Series A Preferred Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are differed registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or Series A Preferred Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series A Preferred Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Series A Preferred Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES.

     MBNA will pay all stock transfer taxes, if any, applicable to the exchange of any Series A Preferred Shares pursuant to the Offer. If, however, certificates representing Preferred Securities or Series A Preferred Shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Series A Preferred Shares tendered or if a transfer tax is imposed for any reason other than the exchange of

Series A Preferred Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

     If certificates representing Preferred Securities are to be issued in the name of, or any Series A Preferred Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Preferred Securities or certificates for Series A Preferred Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. SUBSTITUTE FORM W-9.


     Under the federal income tax laws, the Trust may be required to withhold 31% of the amount of any payments made and/or the fair market value of any Preferred Securities to be distributed to a holder of Series A Preferred Shares in exchange therefor pursuant to the Offer or with respect to the amount of any payments made to certain holders of Preferred Securities. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, must provide such holder's or payee's correct taxpayer identification number and certify, under penalties of perjury, that such holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below under "Important Tax Information." In general, if a tendering holder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Trust (or the Exchange Agent) is not provided with the correct taxpayer identification numbers, the tendering holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain tendering holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Trust (or the Exchange Agent) that a foreign individual qualifies as an exempt recipient, such tendering holder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt foreign status. Such statements must be made on an IRS Form W-8, a copy of which can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and/or how to complete the Substitute Form W-9 if the Series A Preferred Shares being tendered are held in more than one name and/or the Preferred Securities will be held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.


9. WAIVER OF CONDITIONS.

     The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Prospectus, provided that acceptance of Series A Preferred Shares validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 400 record or beneficial holders of at least 1,000,000 Preferred Securities to be issued in exchange for such Series A Preferred Shares, which condition may not be waived.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Information Agent, the Dealer Manager or the Exchange Agent at their respective addresses or telephone numbers set forth below.

11. SOLICITED TENDERS.

     MBNA will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $0.50 per Series A Preferred Share ($0.25 per Series A Preferred Share with respect to the solicitation of beneficial holders of 10,000 or more shares) validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in their capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Series A Preferred Shares registered in the name of such Soliciting Dealer unless such Series A Preferred Shares are held by such Soliciting Dealer as nominee and such Series A Preferred Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of

Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Series A Preferred Shares unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

     If tendered Series A Preferred Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Series A Preferred Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Series A Preferred Shares are held by such Soliciting Dealer as nominee and such Series A Preferred Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Series A Preferred Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

12. LOST, STOLEN OR DESTROYED CERTIFICATES FOR SERIES A PREFERRED SHARES.

     Any holder of Series A Preferred Shares whose certificate(s) for such shares have been lost, stolen or destroyed should contact either the Exchange Agent or Information Agent at their respective addresses shown on the back page of this Letter of Transmittal for special instructions.

13. IRREGULARITIES.

     All questions as to the number of Series A Preferred Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Series A Preferred Shares will be determined by MBNA, in its sole discretion, which determination shall be final and binding. MBNA reserves the absolute right to reject any or all tenders made pursuant to the Offer determined by it not to be in appropriate form or the acceptance of or payment for any Series A Preferred Shares which would, in the opinion of MBNA's counsel, be unlawful. MBNA also reserves the absolute right to waive any of the conditions set forth in the Offer or any defect or irregularity in any tender with respect to any particular Series A Preferred Shares or any particular shareholder, and MBNA's interpretation of the terms and conditions of the Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Expiration Date or such times as MBNA shall determine. Neither MBNA, the Exchange Agent, the Information Agent, the Dealer Manager nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                           IMPORTANT TAX INFORMATION


     Under United States federal income tax law, a tendering holder is required to provide the Trust (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the tendering holder is an individual, the TIN is his or her social security number. If the Trust is not provided with the correct TIN, payments that are made to such tendering holder or other payee and the fair market value of the Preferred Securities that otherwise would be distributed to such tendering shareholder pursuant to the Offer, and payments that are made in respect to the Preferred Securities may be subject to 31% backup withholding.



     Certain tendering holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the tendering holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. An IRS Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.



     If backup withholding applies, the Trust is required to withhold 31% of (i) the sum of (x) any payments made to a tendering holder or other payee and (y) the fair market value of the Preferred Securities that would be distributed to such tendering shareholder pursuant to the offer, and (ii) any payments that are made in respect to the Preferred Securities. Such withholding obligation may cause MBNA (or the Exchange Agent) to sell some portion of the Preferred Securities that otherwise would have been distributed to a tendering holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.



     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Trust will withhold 31% of (i) all payments made prior to the time properly certified TIN is provided to the Trust and (ii) of the Preferred Securities that otherwise would be distributed to such holder. However, such amounts and/or Preferred Securities will be refunded to each tendering holder if a TIN is provided to the Trust (or the Exchange Agent) within 60 days.



     A tendering holder is required to give the Trust (or the Exchange Agent) the TIN (e.g., social security number or employer identification number) of the record owner of the Series A Preferred Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Series A Preferred Shares. If the Series A Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                       PAYER'S NAME: THE BANK OF NEW YORK



--------------------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR TIN IN                         SOCIAL SECURITY NUMBER
                                    THE BOX AT RIGHT AND CERTIFY BY                                   OR EMPLOYER
              FORM W-9              SIGNING AND DATING BELOW.                                    IDENTIFICATION NUMBER

                                                                                           ---------------------------------
                                    --------------------------------------------------------------------------------------------
                                    PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions
         DEPARTMENT OF THE            of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from
         TREASURY, INTERNAL           backup withholding, (2) you have not been notified that you are subject to backup
          REVENUE SERVICE             withholding as a result of failure to report all interest or dividends or (3) the Internal
                                      Revenue Service has notified you that you are no longer subject to backup withholding  [ ]
                                    --------------------------------------------------------------------------------------------
                                    CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
                                      CERTIFY THAT THE INFORMATION PROVIDED ON THIS
        PAYER'S REQUEST FOR           FORM IS TRUE, CORRECT, AND COMPLETE.
      TAXPAYER IDENTIFICATION         SIGNATURE______________________________________                          PART 3
          NUMBER (TIN) AND                                                                                    AWAITING
           CERTIFICATION              DATE___________________________________________                          TIN [ ]
-------------------------------------------------------------------------------------------------------------------------------


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.


SIGNATURE__________________________________________ DATE_______________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.